SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive  Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14

                      Bando McGlocklin Capital Corporation
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              1. Title of each class of securities to which transaction applies:

              2. Aggregate number of securities to which transaction applies:

              3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              4. Proposed maximum aggregate value of transaction:

              5. Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1. Amount Previously Paid:

              2. Form, Schedule or Registration Statement No.:

              3. Filing Party:

              4. Date Filed:

                                   [BMCC Logo]


                                  April 6, 1999

Dear Shareholder:

       On behalf of the Board of Directors and management of Bando McGlocklin Capital Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Shareholders of the Company, to be held at 4:00 p.m. on Thursday, May 6, 1999, in the South Grand Ballroom of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of the Company's Form 10-K is also included in this booklet. At the meeting we shall report on Company operations and the outlook for the year ahead.

       Your Board of Directors has nominated four persons to serve as directors, each of whom are incumbent directors. In addition, the Proxy Statement contains a proposal to ratify or reject the selection of BDO Seidman, LLP as the independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1999.

       The Board of Directors recommends that you vote your shares for the director nominees and to ratify the selection of BDO Seidman, LLP as the independent certified public accountants.

       We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

       We look forward with pleasure to seeing and visiting with you at the meeting.

                                       Very truly yours,

                                        BANDO McGLOCKLIN CAPITAL
                                           CORPORATION


                                       /s/George R. Schonath
                                       George R. Schonath
                                       President and Chief Executive Officer

                                   [BMCC Logo]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 1999

TO THE SHAREHOLDERS OF BANDO McGLOCKLIN CAPITAL CORPORATION

       Notice is hereby given that the Annual Meeting of Shareholders of Bando McGlocklin Capital Corporation (the "Company"), will be held in the South Grand Ballroom of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 6, 1999 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

              1. To elect four (4) directors, two (2) of whom will be elected by holders of the Preferred Stock, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

              2. To ratify or reject the  selection of BDO  Seidman,  LLP as the
       independent   certified   public   accountants  to  audit  the  financial
       statements of the Company for the fiscal year ending December 31, 1999.

              3. To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

       The Board of Directors is not aware of any other business to come before the meeting. Shareholders of record at the close of business on March 22, 1999, are the shareholders entitled to vote at the meeting and any adjournments or postponements thereof.

                                       By Order of the Board of Directors

                                       /s/George E. Schonath
                                       George R. Schonath
                                       President and Chief Executive Officer
Pewaukee, Wisconsin
April 6, 1999


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                   [BMCC Logo]

                              W239 N1700 Busse Road
                                  P.O. Box 190
                            Pewaukee, Wisconsin 53072


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 1999

       This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Bando McGlocklin Capital Corporation (the "Company") of proxies to be used at the annual meeting of shareholders which will be held in the South Grand Ballroom of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 6, 1999 at 4:00 p.m., and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

Voting Rights and Proxy Information

       Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

       All shares of Common Stock and Preferred Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. The shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors, FOR the ratification of the selection of BDO Seidman, LLP (the "Independent Auditors") as the independent certified public accountants for the fiscal year ending December 31, 1999 and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. A majority of the shares of the Common Stock, 6-2/3 cents par value (the "Common Stock"), and the Series A Adjustable Rate
Cumulative Preferred Stock, $.01 par value (the "Preferred Stock"), as one class, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not affect the vote required for approval of the election of directors or any proposal. Other than the election of directors and the ratification of the Independent Auditors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

       Only holders of record of Common Stock and Preferred Stock at the close of business on March 22, 1999, are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. Holders of Preferred Stock are entitled to vote, as a separate voting class, for the election of two (2) directors of the Company. In addition to a quorum of the shares of Common Stock and Preferred Stock, as one class, a separate quorum representing a majority of the shares of Preferred Stock shall be necessary in connection with the voting for such directors. In addition, holders of Preferred Stock are entitled to vote with holders of Common Stock, as one voting class, for the election of the remaining two (2) directors of the Company and the ratification of the Independent Auditors. On March 22, 1999, the Company had outstanding and entitled to vote 3,689,102 shares of Common Stock and 674,791 shares of Preferred Stock. The record holder of each outstanding share is entitled to one vote. For all other matters, the affirmative vote of a majority of the votes cast in person or by proxy with a quorum present shall constitute shareholder approval.

       The Board of Directors would like to have all shareholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Susan J. Hauke, Secretary, at W239 N1700 Busse Road, P.O. Box 190, Pewaukee, Wisconsin 53072.


                     Proposal No. 1 - ELECTION OF DIRECTORS

       At the Annual Meeting, the holders of Preferred Stock will elect, voting as a separate class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the holders of Preferred Stock otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Robert A. Cooper and David A. Geraldson. The holders of the Common Stock and the Preferred Stock will elect, voting as one class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the shareholders otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Peter A. Fischer and Albert O. Nicholas. Proxies of holders of Common Stock cannot be voted for more than two (2) persons and proxies of holders of Preferred Stock cannot be voted for more than four (4) persons. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any of the nominees should be unable or for good cause unwilling to serve, the shares represented by proxies received will be voted for substitute nominees selected by the Board. Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum for each vote is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by inspectors of election appointed by the Board.

       The following table sets forth certain information, as of March 31, 1999, about the Board's nominees for election as directors of the Company. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and held the offices shown for more than the past five years. The table provides information as of March 31, 1998, as to the age, principal occupation, background for the last five years and period of service as a director for each person.

                                               Principal Occupation;
                     Director                 Office, if any, Held in
        Name           Since    Age       the Company; Other Directorships

Robert A. Cooper     1987      72     Senior Vice  President of Dain  Rauscher
                                      Incorporated  (a  securities   brokerage
                                      firm) since  September  1988;  Executive
                                      Vice   President   and  a  Director   of
                                      Milwaukee   Financial  Group,   Inc.  (a
                                      financial   services   holding  company)
                                      from  its  incorporation  in 1986  until
                                      its   acquisition   by   Dain   Bosworth
                                      Incorporated    in    September    1988;
                                      Chairman  of the Board of The  Milwaukee
                                      Company  (a  securities  brokerage  firm
                                      and   the   principal    subsidiary   of
                                      Milwaukee  Financial  Group,  Inc.) from
                                      1978 to September 1988.

Peter A. Fischer     1983      56     Associate  Pastor of Portview  Christian
                                      Center,   Port   Washington,   Wisconsin
                                      since 1992; a former Director,  and from
                                      1981 to 1989,  the  President  and Chief
                                      Executive     Officer    of     Medalist
                                      Industries,   Inc.  (a  manufacturer  of
                                      industrial  and  consumer  products);  a
                                      former   Director  of  Gehl  Company  (a
                                      manufacturer    and    distributor    of
                                      agricultural and light industrial and construction equipment).

David A. Geraldson   1983      68     President  since 1993 and prior  thereto
                                      Secretary  and  Treasurer  of  Precision
                                      Gears, Inc. (a manufacturer of gears, splined shafts, speed reducers and worm gear winches).

                                               Principal Occupation;
                     Director                 Office, if any, Held in
        Name          Since     Age       the Company; Other Directorships

Albert O. Nicholas    1995      68    Chairman   of  the   Board   and   Chief
                                      Executive   Officer   since   1998   and
                                      Director and President since 1967 of Nicholas Company, Inc., a registered investment advisor; and President and a director of six registered investment companies of which Nicholas Company,
                                      Inc.  is  the  investment  advisor.  Mr.
                                      Nicholas is also a director of C2, Inc., a provider of refrigerated and non-refrigerated warehousing services.

       All of the Company's directors will hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. There are no arrangements or understandings between the Company and any other person pursuant to which any of the Company's directors have been selected for their respective positions.

       THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES THE HOLDERS OF PREFERRED STOCK TO VOTE "FOR" MESSRS. COOPER AND GERALDSON AND URGES EACH SHAREHOLDER TO VOTE "FOR" MESSRS. FISCHER AND NICHOLAS. SHARES REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL APPROPRIATE NOMINEES.


                               BOARD OF DIRECTORS

       The Board has standing Compensation and Audit Committees, but does not have a nominating committee. The Compensation Committee, which presently consists of Messrs. Nicholas, Fischer, Geraldson and Cooper, had one meeting during the fiscal year ended December 31, 1998. The Compensation Committee advises the Board on matters relating to the compensation of the Company's directors, officers and other managerial personnel, including salary rates, participation in any incentive bonus plans, fringe benefits, the grant of stock options under the Company's 1997 Stock Option Plan and the 1990 and 1993 Incentive Stock Option Plans and other forms of compensation.

       The Audit Committee, which presently consists of Messrs. Cooper, Geraldson and Nicholas, held one meeting in the fiscal year ended December 31, 1998. The Audit Committee reviews with the Company's independent auditors the plan and scope of their audit, findings and conclusions of their auditing engagement, the Company's procedures for internal auditing, the adequacy of the Company's system of internal controls and the accounting principles and policies of the Company; evaluates the independence of the independent auditors and the quality of the professional services provided by the independent auditors' and recommends to the Board the engagement, continuation or discharge of the independent auditors.

       The Board held four (4) meetings in the fiscal year ended December 31, 1998. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

       Directors are paid an annual retainer fee of $5,000 plus a $750 fee for each meeting of the Board or a committee attended. There are no directors who are officers of the Company.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock at March 31, 1999, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, by each director or nominee, by each executive officer named in the Summary Compensation Table set forth below, and by all directors and executive officers of the Company as a group. No executive officer or director of the Company beneficially owns any shares of Preferred Stock.

         Amount and Nature of Beneficial Ownership
-------------------------------------------------------------
                           Amount and
                            Nature of
  Name of Beneficial       Beneficial          Percent
       Owner(1)           Ownership(2)         of Class
-------------------------------------------------------------

George R. Schonath         429,287(3)           11.1%
Jon McGlocklin             148,580(4)            4.0%
Robert A. Cooper            26,000(5)             *
Peter A. Fischer            31,184(6)             *
David A. Geraldson          74,419(7)             2.0%
Albert O. Nicholas          82,000(8)             2.2%
All executive officers
and directors as a
group
(8 persons)                794,759(9)            20.5%

---------------

*      Less than one percent (1%).
(1) The address of each person who holds in excess of 5% of the Common Stock identified in this table is W239 N1700 Busse Road, P.O. Box 190, Pewaukee, Wisconsin 53072-0190.

(2) Includes the following shares subject to stock options which were exercisable as of or within 60 days of March 31, 1999: Mr. Schonath, 184,950 shares; Mr. McGlocklin, 7,640 shares, and all directors and executive officers as a group, 192,590 shares.
(3) Includes (a) 794 shares held by children, (b) 212,796 shares held by the Schonath Family Partnership for which Mr. Schonath is General Partner and
       (c) 19,307 shares held by the Company's 401(k) profit sharing plan on behalf of this individual.
(4) Includes (a) 42,314 shares held jointly with or by spouse and (b) 5,248 shares held by the Company's 401(k) profit sharing plan on behalf of this individual.
(5)    Includes 1,000 shares held jointly with or by spouse.
(6) Includes (a) 14,137 shares held jointly with or by spouse and/or by children and (b) 8,909 shares held by a Keough plan on behalf of this individual.
(7) Includes (a) 8,500 shares held jointly with or by spouse and (b) 52,360 shares owned by the Precision Gears, Inc. profit sharing plan for which Mr. Geraldson acts as co-trustee.
(8) Includes 55,000 shares held by the Nicholas Equity Income Fund, Inc. (the "Fund"), of which Mr. Nicholas disclaims beneficial ownership. Mr. Nicholas is the President of the Fund and Chairman of the Board and Chief Executive Officer of the Nicholas Company, Inc., the investment adviser for the Fund.
(9) Assumes the exercise of all options which were currently exercisable as of or exercisable within 60 days of March 31, 1999.

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership with the Securities and Exchange Commission and with the exchange on which the shares of Common Stock are traded. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of such forms and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for the 1998 fiscal year, the Company is not aware that any of its directors and executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1998 through December 31, 1998.


                             EXECUTIVE COMPENSATION

       The following table sets forth information concerning the compensation paid for the last three fiscal years to the Company's President and Chief Executive Officer. There were no other executive officers of the Company whose aggregate salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1998. The person named in the table below is sometimes referred to herein as the named executive officer.



                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                    Long Term
                                 Annual Compensation           Compensation Awards
        (a)               (b)       (c)        (d)           (e)           (f)            (g)             (h)
--------------------------------------------------------------------------------------------------------------------

                                                                        Restricted    Securities
                                                        Other Annual      Stock       Underlying
      Name and                    Salary      Bonus     Compensation     Awards       Option/SARs      All Other
 Principal Position      Year     ($)(1)       ($)           ($)           ($)            (#)        Compen-sation($)
--------------------------------------------------------------------------------------------------------------------
George R. Schonath,      1998     165,000       $--          $--           $--            $--         $ 38,098(2)
President and Chief      1997     233,750        --          --            --           184,950         85,217(3)
Executive Officer        1996     251,019    50,000          --            --             --            78,487(4)
--------------------------------------------------------------------------------------------------------------------

(1)  Includes amounts deferred under the Company's 401(k) plan.
(2)  Represents  the  Company's   contribution  for  supplemental   retirement
     benefits.
(3)  Consists of (a) $55,987 for the  Company's  contribution  for  supplemental retirement  benefits,  (b) $8,000  for the  Company's  contribution  to the
     401(k)/profit  sharing plan, (c) $8,000 for the Company's  contribution  to the money  purchase  pension  plan on behalf  of this  individual,  and (d)
     $13,230 representing a cash payment of $.20 per stock option as a result of the Company's payment of a return of capital dividend.
(4)  Includes profit sharing  contributions  that were earned in the period July
     1, 1995 to December 31, 1995,  but paid in the twelve months ended December
     31, 1996.

1990 and 1993 Incentive Stock Option Plans

       The Company has in effect the Bando McGlocklin Capital Corporation 1990 Incentive Stock Option Plan (the "1990 Plan") and the Bando McGlocklin Capital Corporation 1993 Incentive Stock Option Plan (the "1993 Plan") pursuant to which there are outstanding options to purchase an aggregate of 20,920 shares held by a senior vice-president of the Company. As of December 31, 1998, there were 68,138 and 90,000 shares of Common Stock available for issuance under the 1990 Plan and the 1993 Plan, respectively. The Compensation Committee does not intend to issue any additional options under the 1990 Plan and the 1993 Plan. Mr. Schonath holds no options under these plans.

1997 Stock Option Plan

       The Company has in effect the 1997 Plan pursuant to which there are outstanding options to purchase an aggregate of 184,950 shares held by George R. Schonath. No options were granted in fiscal 1998 under the 1997 Plan. As of December 31, 1998, there were 15,050 options available for issuance under the 1997 Plan.

       The following table sets forth information regarding the fiscal year-end value of unexercised options held by the named executive officers. Mr. Schonath was the only named executive officer who held options to acquire Common Stock on December 31, 1998.


                          Fiscal Year-End Option Values
                                                                    Number of Securities
                               Shares                              Underlying Unexercised                 Value of Unexercised
                             Acquired on         Value                Options at Fiscal                   In-the-Money Options
          Name              Exercise (#)     Realized ($)               Year-End (#)                   at Fiscal Year-End ($)(1)
          ----              ------------
                                                               Exercisable      Unexercisable       Exercisable       Unexercisable
                                                               -----------      -------------       -----------       -------------

George R. Schonath                0                0             184,950              --               --(1)                --
--------------


(1) The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at fiscal year-end. At December 31, 1998, the closing price of the Common Stock Market was $9.625 which is less than the exercise price of the options.


Compensation Committee Interlocks and Insider Participation

       In November 1998, the Compensation Committee considered the compensation packages of Mr. George R. Schonath and Mr. Jon McGlocklin, currently a senior vice president of the Company, and decided to hire BDO Seidman, LLP to review their compensation structure. The Compensation Committee is composed of Robert
A. Cooper, David A. Geraldson, Albert O. Nicholas and Peter A. Fischer. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. Messrs. McGlocklin and Schonath do not participate in decisions regarding their respective compensation.

Compensation Committee Report

       The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its executive officers, including the named executive officer. The Compensation Committee determines the compensation package (including the grant of stock options pursuant to the 1990 Plan, the 1993 Plan and the 1997 Plan) to be paid to each executive officer.

       Executive Compensation Policies. The Company's executive compensation program is intended to establish a relationship between compensation and the Company's business strategies as well as the Company's goal of maintaining and improving profitability and maximizing long-term shareholder value. The focus of compensation decisions is on the achievement of long-term performance objectives as opposed to the attainment of short-term, narrowly defined goals. The focus on long-term performance objectives is intended to avoid unwarranted adjustments in executive compensation based solely on short-term swings (either up or down) in the Company's markets.

       In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to (a) offer competitive compensation packages in order to attract and retain key executive officers crucial to the Company's long-term success; (b) provide, on a limited basis, performance-based compensation opportunities (including equity-based awards) which allow executive officers to earn rewards for long-term strategic management and the enhancement of shareholder value; (c) establish a relationship between executive compensation and the Company's annual and long-term strategic goals; and (d) provide compensation programs which recognize and reward individual initiative and achievement.

       Executive Compensation Package. As reflected under the section entitled "Executive Compensation," the Company's executive compensation package consists primarily of salary and to a limited extent, bonus awards and stock option grants, as well as benefits under the employee benefits plans offered by the Company.

       The Compensation Committee awarded a base salary to its Chief Executive Officer for the fiscal year ended December 31, 1998 of $265,000. However, since Mr. Schonath also serves as the President and Chief Executive Officer of InvestorsBancorp, Inc., and its wholly-owned subsidiary InvestorsBank, Mr. Schonath's salary was allocated between the Company and InvestorsBancorp, Inc. and InvestorsBank during 1998, so that Mr. Schonath actually received $165,000 as salary from the Company.

       Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits deductibility for federal income tax purposes of compensation in excess of $1 million paid to the Chief Executive Officer and certain executive officers unless certain requirements are met. The Compensation Committee does not believe that in the foreseeable future the annual compensation of any executive officer will be subject to the limit.

            Compensation Committee Members

                  Robert A. Cooper
                  David A. Geraldson
                  Peter A. Fischer
                  Albert O. Nicholas

                             PERFORMANCE INFORMATION

       The following graph compares on a cumulative basis change since December 31, 1993 in (a) the total shareholder return on the Common Stock, (b) the total return of companies in the Nasdaq Stock Market Index ("Nasdaq U.S."), and (c) the total shareholder return of companies in the Nasdaq Stocks Miscellaneous Investing Index ("Nasdaq MI") consisting of a peer group of publicly-traded REITs. The total return information presented in the graph assumes the reinvestment of dividends. The graph assumes $100 was invested on December 31, 1993 in Common Stock, the Nasdaq U.S. and the Nasdaq MI.

                               [GRAPHIC OMITTED]

                            12/31/93 (1)   12/31/94   12/31/95    12/31/96    12/31/97    12/31/98
                            ------------   --------   --------    --------    --------    --------
Bando McGlocklin Capital
  Corporation                  $100.0       $90.5      $ 92.4      $ 89.3      $108.0      $ 97.6
Nasdaq U.S.                    $100.0       $97.8      $138.3      $170.0      $208.5      $293.8
Nasdaq MI                      $100.0       $82.9      $ 97.0      $118.6      $153.9      $130.8
-----------------
(1)    During the period  from  December  31,  1993 to December  31,  1996,  the
       Company  was  registered  under the  Investment  Company Act of 1940 as a closed-end investment company, but its shares of Common Stock were traded on the Nasdaq Stock Market.  As of January 1, 1997,  the Company became a reporting company under the Securities  Exchange Act of 1934, as amended, and its  shares of common  stock are  still  traded on the  Nasdaq  Stock
       Market.



                           RELATED PARTY TRANSACTIONS

       The Company and InvestorsBancorp., Inc., together with its wholly-owned subsidiary, InvestorsBank (the "Bank"), share common offices and personnel. The Company and the Bank purchase loan participations from each other from time to time and, pursuant to a Management Services and Allocation of Expenses Agreement, by and between the Company and the Bank, the Bank performs certain loan servicing and administration services to the Company. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and loan participation and servicing relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank received an aggregate of $775,892 in loan servicing and administration fees from the Company in 1998. The Bank also subleases space for its main offices from the Company. The annual rent payable by the Bank under the lease, including real estate taxes, utilities and furnishings, is approximately $127,000, which represents the Bank's pro rata share of the Company's occupancy expense. The Company believes the terms of the lease with the Bank are on substantially the same terms and conditions as could be obtained from unrelated third parties.

       Messrs. George R. Schonath, the Company's President and Chief Executive Officer, and Jon McGlocklin, the Company's Senior Vice President, owned SKBM, Inc., a company which provided management services to Bando McGlocklin Real Estate Investment Corp., a Wisconsin corporation ("BMREIC"). In 1998 BMREIC merged with and into Bando McGlocklin Small Business Lending Corporation ("BMSBLC"), a wholly-owned subsidiary of the Company (the "Merger"). In 1998 BMSBLC paid approximately $555,379 to SKBM, Inc. as part of the Merger and in cancellation of the management services contract.

       On February 11, 1998, the Board of Directors of the Company approved a downward adjustment of $1.67 in the exercise price of the stock options that were granted to Mr. Schonath pursuant to the 1997 Plan on February 3, 1997 and June 25, 1997. The downward adjustment was to reflect the Company's 1997 return of capital dividend.


      Proposal No. 2 - Ratification of Appointment of Independent Auditors

       The Board of Directors has appointed the firm of BDO Seidman, LLP as independent auditors to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 1999, and proposes that the shareholders ratify such appointment. BDO Seidman, LLP acted as independent auditors for the year ended December 31, 1998. A representative of BDO Seidman, LLP is expected to attend the Annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

       The vote necessary to ratify the appointment of independent auditors is governed by Section 180.0725(3) of the Wisconsin Business Corporation Law, which provides that a matter will be approved if a quorum is present and the number of votes cast in favor of the matter exceed the number of vote cast in opposition thereto. Accordingly, a shareholder will be deemed "present" at the Meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the ratification of the appointment of independent auditors, abstains from voting thereon, or constitutes a broker "non-vote" with respect thereto). However, unless the shareholder votes "for" or "against" the ratification of the appointment of independent auditors, the shareholder's vote will not be counted.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


                         Proposal No. 3 - Other Matters

       The matters in the foregoing Notice of Meeting and Proxy Statement are, as far as the Board of Directors knows, the only matters which will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the individuals names in the accompanying Proxies will vote on them, in accordance with their best judgement exercising the authority conferred thereby.


                                  MISCELLANEOUS


Shareholder Proposals

       Any proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive offices at W239 N1700 Busse Road, P.O. Box 190, Pewaukee, Wisconsin 53072, on or before December 10, 1998, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting. Additionally, if the Company receives notice of a shareholder proposal after February 23, 2000, the persons named in the proxies solicited by the Board of Directors for the 2000 Annual Meeting may exercise discretionary voting power with respect of such proposal.

Solicitation Expenses

       The cost of  solicitation  of proxies will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                       BY ORDER OF THE BOARD OF
                                          DIRECTORS


                                       /s/George E. Schonath
                                       George R. Schonath
                                       President and Chief Executive Officer

Pewaukee, Wisconsin
April 6, 1999

                                                                    COMMON STOCK
                      Bando McGlocklin Capital Corporation
                              W239 N1700 Busse Road
                                  P.O. Box 190
                            Pewaukee, Wisconsin 53072
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin and each of them, as Proxies with power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated on the reverse all of the shares of Common Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 22, 1999, at the annual meeting of shareholders to be held on May 6, 1999, or at any adjournment or postponement thereof.

                           (Continued on reverse side)

                                                       -------------------------
                                                             SEE REVERSE SIDE
                                                       -------------------------

  -------
                 Please Mark your
    X            vote as in this
                 example.
  -------
      The Board of Directors recommends a vote FOR the following proposals:

1.  ELECTION OF DIRECTORS:

    |_|     FOR   all   nominees   listed   below   |_|   WITHHOLD AUTHORITY to
            (except  as  marked  to the  contrary         vote for all nominees
            below)                                        listed below
Nominees:

     Peter A. Fischer
     Albert O. Nicholas

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

_____________________________________________________
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" item 2.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

2. To ratify or reject the selection of BDO Seidman, LLP as the independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1999.

                    For               Against          Abstain

                    | |                | |                | |



  SIGNATURE                                  DATE          , 1999
            -------------------------------      ----------

 SIGNATURE                                   DATE          , 1999
           -------------------------------- ----------
            IF HELD JOINTLY

  NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                 PREFERRED STOCK
                      Bando McGlocklin Capital Corporation
                              W239 N1700 Busse Road
                                  P.O. Box 190
                            Pewaukee, Wisconsin 53072
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin and each of them, as Proxies with power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated on the reverse all of the shares of Preferred Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 22, 1999, at the annual meeting of shareholders to be held on May 6, 1999, or at any adjournment or postponement thereof.

                           (Continued on reverse side)

                                                       -------------------------
                                                            SEE REVERSE SIDE
                                                       -------------------------

  -------
                 Please Mark your
    X            vote as in this
                 example.
  -------

      The Board of Directors recommends a vote FOR the following proposals:

1.   ELECTION OF DIRECTORS:               2. To ratify or reject the selection
                                             of BDO Seidman, LLP as the
(i)  Directors elected by holders of         independent certified  public
     Preferred Stock and Common Stock        accountants to audit the financial
     voting together                         statements of the Company  for the
                                             fiscal year ending  December 31,
                                             1999

                                             For          Against        Abstain
                                             |_|            |_|            |_|

|_|  FOR all nominees listed below        |_| WITHHOLD AUTHORITY to
     (except as marked                        vote for all nominees
     to the contrary below)                   listed below
           Nominees:
                    Peter A. Fischer
                    Albert O. Nicholas

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that This proxy when properly executed will be voted in the manner directed herein by the nominee's name in the space provided below:) undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" item 2.

_____________________________________     PLEASE SIGN, DATE AND RETURN THE PROXY
                                             CARD PROMPTLY USING THE ENCLOSED
  (ii)  Directors elected by holders of        ENVELOPE
        Preferred Stock voting as a
        separate class.

        Nominees:
                 Robert A. Cooper
                 David A. Geraldson

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)

  SIGNATURE                                  DATE          , 1999
            -------------------------------      ----------

 SIGNATURE                                   DATE          , 1999
           -------------------------------- ----------
            IF HELD JOINTLY

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.